UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 7, 2004
                                                  ---------------




                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)



Maryland                               1-9496                    56-1574675
--------                               ------                    ----------
(State of incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                      Total number of pages: 3

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated January 7, 2004, "BNP Residential Properties Announces Tax Characteristics of 2003 Dividends"


Item 9.  Regulation FD Disclosure

       On January 7, 2004, BNP Residential Properties, Inc. issued a press release announcing the tax characteristics of its 2003 dividends. A copy of this press release is included as Exhibit 99.1 to this report.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BNP Residential Properties, Inc.
                                (Registrant)



January 9, 2004                 by:   /s/ Pamela B. Bruno
                                   --------------------------------------
                                Pamela B. Bruno
                                Vice President and
                                Chief Accounting Officer